                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /    Preliminary Proxy Statement

     / /    Confidential,  For Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

     / /    Definitive Proxy Statement

     / /    Definitive Additional Materials

     /X/    Soliciting Material Pursuant to Section 240.14a-12

                             BKF CAPITAL GROUP, INC.
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                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                             WARREN G. LICHTENSTEIN
                                  RONALD LABOW
                                  KURT SCHACHT
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     / /    Fee paid previously with preliminary materials:

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     / /    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number,
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     (1)    Amount previously paid:

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     (4)    Date Filed:

                                      -2-

          Steel   Partners  II,  L.P.   ("Steel"),   together   with  the  other
participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and  Exchange  Commission  in  connection  with a possible preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes for the election of Steel's slate of three  director nominees and for approval of Steel's  proposal to declassify the  composition of the Board of Directors at the 2005 annual meeting of stockholders of BKF Capital
Group,  Inc., a Delaware  corporation  (the  "Company"),  which has not yet been scheduled.

Item 1:  On  February  14,  2005,  Steel  issued  the  following  press  release announcing  that it has delivered a nomination  letter to the Company.

TO BUSINESS EDITOR:

             Steel Partners Serves Notice to BKF Capital Group, Inc.
          That It Intends to Nominate Three Individuals for Election to
            BKF's Board at BKF's 2005 Annual Meeting of Stockholders

NEW YORK, Feb. 14 /PRNewswire/ -- Steel Partners II, L.P. ("Steel"),  which owns an aggregate of 657,000 shares or approximately  9.2% of the common stock of BKF
Capital Group,  Inc. (NYSE:  BKF) has sent a letter to BKF serving notice of its intention to nominate Warren G.  Lichtenstein,  Ronald LaBow and Kurt N. Schacht
for  election  to the BKF Board of  Directors  at BKF's 2005  annual  meeting of stockholders.

As described in its letter:

Warren G.  Lichtenstein  has been the Chairman of the Board,  Secretary  and the
Managing Member of Steel Partners,  L.L.C. ("Partners LLC"), the general partner of Steel, since January 1, 1996 and the President, Chief Executive Officer and a
director of Steel  Partners,  Ltd.,  a  management  and  advisory  company  that provides management  services to Steel and its affiliates,  since June 1999. Mr.
Lichtenstein  has been a director  (currently  Chairman  of the Board) of United
Industrial Corporation,  a company principally focused on the design, production and support of defense  systems and a manufacturer  of combustion  equipment for biomass and refuse fuels,  since May 2001. Mr.  Lichtenstein has been a director
(currently  Chairman  of the  Board) of SL  Industries,  Inc.,  a  designer  and manufacturer of power  electronics,  power motion  equipment,  power  protection equipment,  and teleprotection and specialized  communication  equipment,  since
January 2002 and Chief Executive  Officer since February 2002. Mr.  Lichtenstein has been a director of Layne  Christensen  Company,  a provider of products  and services for the water, mineral,  construction and energy markets, since January
2004. Mr.  Lichtenstein has been a director (currently Chairman of the Board) of
WebFinancial Corporation, a consumer and commercial lender, since 1996 and Chief
Executive Officer since December 1997.

Ronald LaBow has been the President of Stonehill Investment Corp., an investment fund,  since  February  1990.  Mr. LaBow has been an officer and director of WPN
Corp., a financial consulting company, since 1987. From January 1991 to February
2004,  Mr.  LaBow  served as  Chairman of the Board of WHX  Corporation  (or its
predecessor corporations), a NYSE listed holding company structured to invest in and/or  acquire a diverse group of businesses on a  decentralized  basis,  whose primary  business is Handy & Harman,  a diversified  manufacturing  company with activities  in  precious  metals  fabrication,  specialty  wire and  tubing  and engineered materials.

Kurt N. Schacht has been the Executive  Director of the CFA Centre for Financial
Market  Integrity,  an  organization  that  advocates  efficient,   ethical  and
transparent capital markets,  since June 2004. During April and May of 2004, Mr.
Schacht worked for Steel on its compliance procedures.  From April 2001 to March
2004,  Mr.  Schacht  served as Chief  Operating  Officer and General  Counsel of
Wyser-Pratte Asset Management,  a New York City based hedge fund. From September
1999 to March 2001, Mr. Schacht served as Chief  Operating  Officer of Evergreen
Asset  Management,  an asset  management  firm.  From 1990 to October 1999,  Mr.
Schacht  served as the Chief Legal Officer of the State of Wisconsin  Investment
Board, a public pension fund. He helped draft the Corporate  Governance Handbook released  by the New  York  Society  of  Security  Analysts  and was  named  its
Volunteer  of the  Year  in  2004  for  his  work  on its  Corporate  Governance
Committee.  He has worked on industry panels and programs  relating to corporate governance and board of directors issues for organizations  such as the New York
Stock Exchange and the American  Society of Corporate  Secretaries and served on the  National  Association  of  Corporate  Directors  Blue  Ribbon Task Force on
evaluating  director  performance.  Mr.  Schacht  received a Bachelor of Science degree in Chemistry and a law degree from the  University of  Wisconsin-Madison.
He is a Chartered  Financial  Analyst and was awarded the CFA(R)  designation in
1998.

Steel also stated in the letter that, to the extent there are in excess of three vacancies on the BKF Board to be filled by election at the Annual Meeting or BKF increases the size of the BKF Board above its existing size,  Steel reserves the right to  nominate  additional  nominees  to be  elected to the BKF Board at the
Annual Meeting.

The text of the letter from Steel Partners to BKF follows:

                             STEEL PARTNERS II, L.P.
                         590 Madison Avenue, 32nd Floor
                            New York, New York 10022

                                                           February 11, 2005

VIA FACSIMILE AND COURIER

BKF Capital Group, Inc.
One Rockefeller Plaza
New York, NY 10020
Attn:  Corporate Secretary

RE:     NOTICE OF INTENTION TO NOMINATE INDIVIDUALS FOR ELECTION AS DIRECTORS AT
        THE 2005 ANNUAL MEETING OF STOCKHOLDERS OF BKF CAPITAL GROUP, INC.

Dear Sir:

          This letter shall serve to satisfy the advance notice  requirements of
Article I, Section 1.6 of the Amended and Restated  Bylaws (the "Bylaws") of BKF
Capital Group,  Inc.  ("BKF") as to the nomination by Steel Partners II, L.P., a
Delaware limited  partnership  ("Steel"),  of three (3) nominees for election to the Board of Directors  of BKF (the "BKF  Board") at the 2005 annual  meeting of stockholders of BKF, or any other meeting of stockholders  held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the
"Annual Meeting").

          This letter and all Exhibits attached hereto are collectively referred to as the "Notice."  Steel is the  beneficial  owner of 657,000 shares of common stock,  $1.00 par value per share (the "Common Stock"),  of BKF, 1,000 shares of which are held of record by Steel.  Through this Notice,  Steel hereby nominates and notifies you of its intent to nominate Warren G. Lichtenstein,  Ronald LaBow and Kurt N. Schacht as nominees (the  "Nominees") to be elected to the BKF Board at the  Annual  Meeting.  Steel  believes  that the terms of three (3) Class III directors  currently  serving on the BKF Board expire at the Annual Meeting.  To the  extent  there are in excess of three (3)  vacancies  on the BKF Board to be filled by election at the Annual  Meeting or BKF  increases  the size of the BKF
Board above its existing size,  Steel reserves the right to nominate  additional nominees  to be  elected  to the BKF  Board at the  Annual  Meeting.  Additional
nominations made pursuant to the preceding sentence are without prejudice to the position of Steel that any attempt to increase the size of the current BKF Board or to  reconstitute  or reconfigure  the classes on which the current  directors serve constitutes an unlawful manipulation of BKF's corporate machinery. If this
Notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective  with respect to the nomination of any of the Nominees at the Annual
Meeting,  or if any individual  Nominee shall be unable to serve for any reason, this  Notice  shall  continue  to be  effective  with  respect to the  remaining
Nominee(s) and as to any replacement Nominee(s) selected by Steel.

The information concerning Steel and the Nominees required by Article I, Section
1.6 of the Bylaws is set forth below:

    (i)    NAME  AND  ADDRESS  OF  THE  STOCKHOLDER  WHO  INTENDS  TO  MAKE  THE
           NOMINATION,  AS  THEY  APPEAR  ON  BKF'S  STOCK  LEDGER,  AND  OF THE
           BENEFICIAL OWNER, IF ANY, ON WHOSE BEHALF THE NOMINATION IS MADE:

           Steel Partners II, L.P.
           590 Madison Avenue
           32nd Floor
           New York, NY 10022

    (ii)   NAME, AGE,  BUSINESS ADDRESS AND, IF KNOWN,  RESIDENCE ADDRESS OF THE
           NOMINEE:

           NAME AND AGE       BUSINESS ADDRESS             RESIDENCE ADDRESS
           ------------       ----------------             -----------------

           Warren G.          c/o Steel Partners II, L.P.  777 Spruce Street
           Lichtenstein       590 Madison Avenue           Aspen, CO 81611
           (Age 39)           32nd Floor
                              New York, NY 10022

           Ronald LaBow       c/o WPN Corp.                641 Fifth Avenue
           (Age 70)           110 East 59th Street         New York, NY 10022
                              New York, NY 10022

           Kurt N. Schacht    c/o CFA Centre for           10 Old Pound Ridge
           (Age 50)           Financial Market Integrity    Road
                              560 Ray C. Hunt Drive        Pound Ridge, NY
                              Charlottesville, VA 22903     10576

    (iii)  PRINCIPAL OCCUPATION OR EMPLOYMENT OF THE NOMINEE:

          Warren G.  Lichtenstein has been the Chairman of the Board,  Secretary and the Managing Member of Steel Partners,  L.L.C. ("Partners LLC"), the general partner of Steel,  since  January  1, 1996 and the  President,  Chief  Executive
Officer  and a director of Steel  Partners,  Ltd.,  a  management  and  advisory company that provides  management  services to Steel and its  affiliates,  since
June 1999.  Mr.  Lichtenstein  has been a director  (currently  Chairman  of the
Board) of United Industrial  Corporation,  a company  principally focused on the design,  production  and  support  of  defense  systems  and a  manufacturer  of combustion  equipment  for  biomass  and  refuse  fuels,  since  May  2001.  Mr.
Lichtenstein  has  been a  director  (currently  Chairman  of the  Board)  of SL
Industries, Inc., a designer and manufacturer of power electronics, power motion equipment,  power  protection  equipment,  and  teleprotection  and  specialized communication  equipment,  since January 2002 and Chief Executive  Officer since
February  2002.  Mr.  Lichtenstein  has been a  director  of  Layne  Christensen
Company,   a  provider  of  products  and  services  for  the  water,   mineral,
construction and energy markets, since January 2004. Mr. Lichtenstein has been a director  (currently  Chairman  of the  Board) of  WebFinancial  Corporation,  a
consumer and commercial  lender,  since 1996 and Chief  Executive  Officer since
December 1997.

          Ronald LaBow has been the President of Stonehill  Investment Corp., an investment fund, since February 1990. Mr. LaBow has been an officer and director of WPN Corp., a financial  consulting company,  since 1987. From January 1991 to
February 2004, Mr. LaBow served as Chairman of the Board of WHX  Corporation (or its  predecessor  corporations),  a NYSE listed  holding  company  structured to invest in and/or acquire a diverse group of businesses on a decentralized basis, whose  primary  business  is Handy &  Harman,  a  diversified  manufacturing company with  activities  in precious  metals  fabrication,  specialty  wire and tubing and engineered materials.

          Kurt N. Schacht has been the Executive  Director of the CFA Centre for
Financial Market Integrity,  an organization that advocates  efficient,  ethical and transparent capital markets,  since June 2004. During April and May of 2004,
Mr. Schacht worked for Steel on its  compliance  procedures.  From April 2001 to
March 2004, Mr. Schacht served as Chief Operating Officer and General Counsel of
Wyser-Pratte Asset Management,  a New York City based hedge fund. From September
1999 to March 2001, Mr. Schacht served as Chief  Operating  Officer of Evergreen
Asset  Management,  an asset  management  firm.  From 1990 to October 1999,  Mr.
Schacht  served as the Chief Legal Officer of the State of Wisconsin  Investment
Board, a public pension fund. He helped draft the Corporate  Governance Handbook released  by the New  York  Society  of  Security  Analysts  and was  named  its
Volunteer  of the  Year  in  2004  for  his  work  on its  Corporate  Governance
Committee.  He has worked on industry panels and programs  relating to corporate governance and board of directors issues for organizations  such as the New York
Stock Exchange and the American  Society of Corporate  Secretaries and served on the  National  Association  of  Corporate  Directors  Blue  Ribbon Task Force on
evaluating  director  performance.  Mr.  Schacht  received a Bachelor of Science degree in Chemistry and a law degree from the  University of  Wisconsin-Madison.
He is a Chartered  Financial  Analyst and was awarded the CFA(R)  designation in
1998.

     (iv) CLASS AND  NUMBER  OF  SHARES  OF STOCK OF BKF WHICH ARE  BENEFICIALLY
          OWNED BY THE NOMINEE AND BY THE  NOMINATING  STOCKHOLDER  AND ANY SUCH
          BENEFICIAL OWNER ON WHOSE BEHALF THE NOMINATION IS MADE:

          NAME                      BENEFICIAL OWNERSHIP
          ----                      --------------------

          Steel Partners II, L.P.   657,000  shares of Common  Stock,  $1.00 par
                                    value.

          Warren G. Lichtenstein    By virtue of his position with Partners LLC,
                                    Mr.  Lichtenstein  has the power to vote and
                                    dispose of the Common  Stock owned by Steel.
                                    Accordingly,  Mr. Lichtenstein may be deemed
                                    to be the  beneficial  owner  of the  Common
                                    Stock owned by Steel.

          Ronald LaBow              None

          Kurt N. Schacht           None

     (v)  ANY OTHER  INFORMATION  CONCERNING  THE NOMINEE THAT MUST BE DISCLOSED
          WITH RESPECT TO NOMINEES IN A PROXY  STATEMENT  PURSUANT TO REGULATION
          14A UNDER THE SECURITIES EXCHANGE ACT OF 1934:

On February 11, 2005, Steel, Partners LLC, Warren G. Lichtenstein,  Ronald LaBow
and Kurt N. Schacht (collectively,  the "Group") entered into a Joint Filing and
Solicitation  Agreement in which,  among other things, (a) the parties agreed to the joint  filing on behalf of each of them of  statements  on Schedule 13D with respect to the securities of BKF, (b) the parties  agreed to solicit  proxies or written  consents  for the  election  of the  Nominees,  or any other  person(s)
nominated by Steel, to the BKF Board at the Annual Meeting (the "Solicitation"),
and (c) Steel  agreed  to bear all  expenses  incurred  in  connection  with the
Group's  activities,  including approved expenses incurred by any of the parties in connection with the Solicitation,  subject to certain limitations.  The Joint
Filing  and  Solicitation   Agreement  is  attached  hereto  as  Exhibit  A  and
incorporated  herein  by  reference  and all  references  contained  herein  are qualified in their  entirety by reference to such Joint Filing and  Solicitation
Agreement.

Other than as stated above, there are no arrangements or understandings  between
Steel and each  Nominee  or any other  person  or person  pursuant  to which the nominations  described  herein are to be made,  other than the  consents  by the
Nominees to serve as directors of BKF if elected as such at the Annual  Meeting, attached hereto and incorporated  herein by reference.  Reference is made to the
Schedule 13D, as amended, filed and to be filed with the Securities and Exchange
Commission  by the  members  of the Group  with  respect  to BKF for  additional information regarding the members of the Group.

For information regarding purchases and sales during the past two years by Steel of  securities  of BKF,  that  may be  deemed  to be  beneficially  owned by Mr.
Lichtenstein,  see Exhibit B. Neither Mr. LaBow nor Mr. Schacht has purchased or sold any securities of BKF during the past two years.

Except as set forth in this Notice,  including  the Exhibits  hereto,  as of the date  hereof  (a)  no  Nominee  has  been  convicted  in a  criminal  proceeding
(excluding  traffic  violations or similar  misdemeanors) in the past ten years;
(b) no Nominee owns any  securities  of BKF, or any parent or subsidiary of BKF, directly or indirectly,  beneficially or of record, or has purchased or sold any securities  of BKF  within  the  past  two  years,  and  none of his  associates beneficially owns, directly or indirectly, any securities of BKF; (c) no Nominee owns any  securities  of BKF, or any parent or  subsidiary of BKF, of record but not beneficially; (d) no Nominee is, or was within the past year, a party to any contract  arrangement  or  understanding  with any  person  with  respect to any securities of BKF, including, but not limited to, joint ventures, loan or option arrangements,  puts or calls,  guarantees  against loss or guarantees of profit, division of losses or profits or the giving or  withholding  of proxies;  (e) no
Nominee  or his  associates  or any member of his  immediate  family has any (i)
employment with BKF or its affiliates or (ii) has any material interest,  direct or indirect in any transaction, or series of similar transactions,  to which BKF or any of its subsidiaries was, is or will be a party to and in which the amount involved  exceeds  $60,000.00;  (f) no Nominee or any of his  associates has any arrangement or  understanding  with any person pursuant to which he was or is to be  selected as a  director,  nominee or officer of BKF;  (g) no Nominee has any substantial interest in the matters to be acted on at the Annual Meeting, except his interest in being  nominated  and elected as a director;  and (h) no Nominee has been a party to a legal  proceeding  described in Item 401(f) of  Regulation
S-K of the Exchange Act in the past five years.

A representative  of Steel intends to appear in person or by proxy at the Annual
Meeting to nominate the persons specified in this Notice for election to the BKF
Board.

    (vi) THE  EXECUTED  CONSENT OF THE NOMINEE TO SERVE AS A DIRECTOR OF BKF, IF
         ELECTED:

Each of the Nominees has  consented to be named as a nominee in this Notice,  to be named as a nominee in any proxy  statement  filed by Steel in connection with the Solicitation and to serve as a director of BKF, if so elected. Such consents are attached hereto as Exhibit C.

Please address any correspondence to Steel Partners II, L.P., Attention:  Warren
Lichtenstein, telephone (212) 758-3232, facsimile (212) 758-5789 (with a copy to our counsel,  Olshan Grundman Frome  Rosenzweig  &  Wolosky LLP, Park Avenue
Tower, 65 East 55th Street, New York, New York 10022, Attention: Steven Wolosky,
Esq.,  telephone (212) 451-2333,  facsimile (212) 451-2222).  The giving of this
Notice  is not an  admission  that any  procedures  for  notice  concerning  the nomination of directors to the BKF Board are legal, valid or binding,  and Steel reserves the right to challenge their validity.

                                         Very truly yours,

                                         STEEL PARTNERS II, L.P.

                                         By: Steel Partners, L.L.C.,
                                             General Partner

                                         By: /s/ Warren G. Lichtenstein
                                             ---------------------------
                                             Name: Warren G. Lichtenstein
                                             Title: Managing Member

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

Steel Partners II, L.P. ("Steel Partners"), together with the other Participants
(as  defined  below),  may make a  preliminary  filing with the  Securities  and
Exchange  Commission ("SEC") of a proxy statement and accompanying proxy card to be used to  solicit  votes  for the  election  of its  slate of  three  director nominees  and  approval  of its  proposal to  "destagger"  the Board at the 2005
annual  meeting  of  stockholders  of  BKF  Capital  Group,   Inc.,  a  Delaware
corporation (the "Company"), which has not yet been scheduled.

IN THE EVENT THAT A  DETERMINATION  IS MADE TO FILE A PROXY  STATEMENT  WITH THE
SEC, STEEL PARTNERS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE
PROXY  STATEMENT  WHEN  IT  IS  AVAILABLE  BECAUSE  IT  WILL  CONTAIN  IMPORTANT
INFORMATION.  SUCH PROXY STATEMENT,  IF FILED, WILL BE AVAILABLE AT NO CHARGE ON
THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN ANY
SOLICITATION  WILL  PROVIDE  COPIES OF THE PROXY  STATEMENT,  IF FILED,  WITHOUT
CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS'
PROXY SOLICITOR, MORROW & CO., INC., AT ITS TOLL-FREE NUMBER: (800) 654-2468
OR E-MAIL: STEEL.INFO@MORROWCO.COM.

The  participants  in such potential  proxy  solicitation  are anticipated to be
Steel Partners, Steel Partners, L.L.C., Warren G. Lichtenstein, Ronald LaBow and
Kurt N. Schacht (collectively, the "Participants").

Information regarding the Participants and their direct or indirect interests is available in their Schedule 13D, as amended, jointly filed with the SEC.

SOURCE  Steel Partners II, L.P.